Confidential Hexion Lender Presentation June 2019

Forward-Looking Statements Certain statements in this presentation are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward- looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” "might", “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our filings with the Securities and Exchange Commission (the “SEC”) and those described in filings made by the Company with the U.S. Bankruptcy Court for the District of Delaware. While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 cases, the ability of the Company and its subsidiaries to successfully execute a plan of reorganization with respect to Chapter 11 cases, the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued investments, capital needs, restructuring payments and service its debt, the potential adverse effects of Chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects, the ability to execute the Company’s businesses and restructuring plan, increased legal costs related to the Bankruptcy filing and other potential litigation, the Company’s ability to maintain contracts that are critical to its operations and to maintain normal terms with customers, suppliers and service providers, the Company’s ability to maintain product reliability and quality and to retain key executives, managers and employees, and the ability of the Company’s non-U.S. subsidiaries to continue to operate their businesses in the normal course, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, changes in governmental regulations and related compliance and litigation costs, the loss of, or difficulties with the further realization of, cost savings in connection with our strategic initiatives, pricing actions by our competitors that could affect our operating margins, and other unknown factors. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward- looking statement as a result of new information, future events or otherwise, except as otherwise required by law. 2

Hexion Presenters Craig Rogerson George Knight Mark Bidstrup President & Executive Vice President & Senior Vice President & Chief Executive Officer Chief Financial Officer Treasurer . Has almost 40 years of experience in . Has more than 20 years of chemicals . Has more than 15 years of chemicals . Has over 15 years of experience in the chemicals industry industry experience and has served in industry experience the chemicals industry a variety of positions across Hexion . Joined Hexion in July 2017 . Served in a variety of roles across . Prior to current role, he was CFO of . Prior to his current position, George Hexion including Division CFO for . Prior to joining Hexion, Craig served the Monomers, Dispersions & served as Senior Vice President of Epoxy Phenolic Resins and Forest as Chairman, President and Chief Powders business Finance and Treasurer from 2010 – Products Executive Officer of Chemtura 2016 and served in a similar role for . Has held a variety of finance roles Corporation from 2008 – 2017 . Joined Hexion’s predecessor Momentive Performance Materials within Hexion and previously worked company Borden Chemical in 2001 as . Has also served as President, Chief in public accounting . Joined Hexion’s predecessor Division CFO of the Performance Executive Officer and Director of company Borden Chemical in 1997 . ResinsReceived Group his bachelor’s degree in Hercules Incorporated from 2003 – and served in a variety of roles accounting and finance and MBA 2008 . Has also worked for Borden Foods in from The Ohio State University . Has also worked for Duracell a variety of roles . Joined Hercules in 1979, serving in a International, Inc. as Assistant . CFA charterholder and a CPA variety of leadership positions until . Previously held positions at Corporate Controller and then as Asia (inactive) 1997 when he left to become PricewaterhouseCoopers Pacific Finance Director President and CEO of Wacker . Received his bachelor’s degree in Silicones Corporate, but re-joined in . Received his bachelor’s degree in accounting from The Ohio State 2003 economics from St. Anselm College University and his master’s degree in accounting . Received a chemical engineering from Syracuse University degree from Michigan State University 3

Meeting Agenda I. Transaction Overview II. Key Credit Highlights III. Business Unit Highlights IV. Financial Overview V. Appendix 4

Executive Summary . Hexion is a leading specialty chemical company serving global industrial markets through a broad range of thermoset technologies and specialty products while providing technical support for customers in a diverse range of applications and industries – LTM Q1’19 Revenue of $3,737 million and Segment EBITDA of $425 million . In connection with the Company’s emergence from Chapter 11, Hexion is looking to raise a $350mm ABL Revolving Credit Facility, a $1,200mm First Lien Term Loan (of which $600mm is a Euro-denominated loan) and $450mm of unsecured debt – Additional $300mm equity rights offering rounds out the exit financing transaction – Proceeds will be used to repay amounts outstanding under the DIP Facility, repay $1,3831 million of the prepetition First Lien Notes, provide for working capital needs, pay for fees & expenses and for general corporate purposes . Pro forma net secured and total net leverage of 3.1x and 4.2x, respectively, based on LTM Q1’19 Segment EBITDA of $425 million . The contemplated transactions will result in a strong, appropriately-capitalized Hexion with substantial liquidity, consistently positive operating cash flow and lower interest burden – Increased operational and financial flexibility – Opportunities for long-term success through reinvestment in the business and continued deleveraging . The Company will be represented by an independent Board of Directors, and the stock is expected to be publicly traded upon emergence (1) Represents $1,450mm payment less $67mm of adequate protection payments already paid in April 2019 5

Formation of Hexion and Subsequent Key Events – A History of Strategic Actions

HEXION

2005
- Hexion formed through combination of leaders in the specialty chemicals industry:

RESOLUTION PERFORMANCE PRODUCTS
RESOLUTION SPECIALTY MATERIALS
BORDEN Borden Chemical
Bakelite AG

2006-07
- Six Opportunistic Bolt-on Acquisitions
- Rhodia coatings
- Akzo Nobel Coatings & Inks
- Rohm and Haas Wax
- Orica Resins
- Wright Chemical
- Arkema GmbH

2007
- In July '07, sign Definitive Agreement to Acquire Huntsman Corp. (NYSE: HUN)

2008
- In Dec. '08, entered settlement agreement and release with Huntsman terminating merger

2010
- In Oct. '10, announce combination with Momentive Performance Materials Inc. ("MPM")
- Capital structures and legal entity structures remain separate

2011
- Sale of Global Inks and Adhesives Resins Business
- Sale of North America Coatings & Composite Resins Business

2014
- Hexion and Momentive cease to have a common holding company

2016
- Sale of its Performance Adhesives, Powder Coatings, Additives & Acrylic Coatings, and Monomers businesses
- Sale of JV interest to HA-USA, Inc.

2018
- Hexion explores various asset sales

2019
- April 1st, Hexion enters Ch. 11 as part of its financial restructuring

Plan Overview
- All business segments operating as normal and all trade creditors will be paid in full
- $300mm in new cash equity via backstopped rights offering
- New ownership and independent Board of Directors
- Anticipated emergence on around July 1st (~3 months from filing)

Reorganized company is in position to sustain long-term growth through cyclical environments

6

Plan Overview: Pro Forma Financial Impacts Pro Forma Net Debt and Leverage1 Pro Forma Annual Interest Expense2 ($ in mm) $321 $3,858 ~8.2x $1,641$1,642 $103 ~3.5x Pre-Petition Pro Forma Pre-Petition Pro Forma Pro Forma Interest Coverage3 Pro Forma Levered Free Cash Flow4 4.9x4.6x $225 1.4x ($42) Pre-Petition Pro Forma Pre-Petition Pro Forma Source: Company Management (1) Pre-petition reflects LTM net leverage as of 3/31/19 and pro forma reflects LTM net leverage as of YE 2019E (2) Pro Forma reflects 2020E interest and pre-petition reflects 2018A (3) Pro Forma Interest Coverage calculated using 2019E EBITDA of $470mm and pre-petition using 2018A EBITDA of $440mm 7 (4) Pro Forma Levered Free Cash Flow reflects 2020E and pre-petition reflects 2018A (before any voluntary debt repayments)

I. Transaction Overview

Sources & Uses / Pro Forma Capitalization

Below analysis reflects the exit sources & uses, as well as the pro forma capitalization as of 6/30/2019

Sources & Uses

Sources ($mm)	
New Equity Investment[1]	$300
New First Lien Term Loan[2]	1,200
New unsecured debt	450
Cash from Balance Sheet	4
Total Sources	$1,954

Uses ($mm)	
Repayment of First Lien Notes[3]	$1,383
Repayment of DIP Term Loan	350
Repayment of DIP ABL	37
Backstop Financing & Structuring Fees[4]	104
Payment of Transaction & Professional Fees	80
Total Uses	$1,954

Pro Forma Capitalization

Illustrative Pro Forma Leverage	PF as of 6/30/2019	x Q1'19 LTM EBITDA[5]	% of EV
New ABL Revolver	$—		
New First Lien Term Loan	1,200		
Foreign Debt & Sale Leasebacks	186		
Total Secured Debt	$1,386	3.3x	44.7%
Net Secured Debt	$1,325	3.1x	42.7%
New unsecured debt	450		
Total Debt	$1,836	4.3x	59.2%
Net Debt	$1,775	4.2x	57.3%
Implied Equity Value	$1,325	3.1x	42.7%
Total Enterprise Value[6]	$3,100	7.3x	100.0%

Pro Forma Liquidity	
Cash Balance	$61
ABL Revolver Commitment	$350
(-) Drawn Amount	—
(-) Letters of Credit[7]	(50)
Total ABL Availability	$300
Total Liquidity	$361

Source: Company Management
Note: Uses exclude payment of prepetition payables due post emergence
(1) Reflects the gross value of issuance of new equity in the Debtors pursuant to the Rights Offering
(2) Of which $600mm is a Euro-denominated Term Loan
(3) Repayment of $1,450mm pre-petition 1L Notes net of adequate assurance payment of $67mm in April to reduce the outstanding amount of the debt
(4) Reflects backstop financing & structuring fees for the Rights Offering and new debt; backstop fees may be paid in shares or cash, at the election of the holders per the RSA
(5) Based on Q1 2019 LTM Segment EBITDA of $425mm
(6) Total Enterprise Value of $3.1bn is the midpoint of the Plan valuation, per Disclosure Statement
(7) Assumes $50mm of L/Cs outstanding

9

Summary of terms – ABL Revolver Borrowers Hexion Inc. and certain of its Canadian, U.K., Dutch, and German subsidiaries (same as existing DIP ABL) Guarantors The direct parent of Hexion Inc. and certain material domestic and foreign subsidiaries of the ABL Borrowers (substantially similar to the existing DIP ABL) Facility size $350mm Maturity/Tenor 5 Years Security First priority lien on cash, accounts receivables, inventory, certain non-U.S. machinery and equipment and related proceeds (“ABL Collateral”); second priority lien on TL Collateral Borrowing base  90% advance rate on eligible investment grade A/R, plus  85% on eligible non-investment grade A/R, plus  Lesser of (i) 70% of eligible inventory and (ii) 85% NOLV of eligible inventory, plus  80% of NOLVIP of eligible M&E plus 75% of FMV of eligible real estate in non-US jurisdictions, subject to:  Combined PP&E cap of lesser of 20% of total commitments and borrowing base  Dutch PP&E cap of 50% of total PP&E component  100% of unrestricted cash of U.S. and Canadian loan parties capped at lesser of 15% of total commitments and the borrowing base  Usual and customary reserves  Non-US and Canadian borrowing base capped at greater of 50% of total commitments and borrowing base Financial covenant Springing FCCR of 1.0x when Excess Availability < the greater of (i) 10% of the lesser of total commitments and BB (“Line Cap”) and (ii) $30mm (“Availability Trigger Event”) Negative covenants Usual and customary, with unlimited RPs and investments subject to pro forma (i) Excess Availability ≥ the greater of 20% of the Line Cap or $48.125mm or (ii) FCCR of 1.0x and Excess Availability ≥ the greater of 15% of the Line Cap and $43.75mm Cash dominion Springing cash dominion upon Availability Trigger Event Reporting Monthly borrowing base reporting; weekly upon Availability Trigger Event Field exam and 1x field exam & appraisals, each annually; 2x if Excess Availability < greater of (i) 15% of the Line Cap or (ii) $43.75mm appraisals Administrative Agent J.P. Morgan Chase Bank, NA 10

Summary of terms – Term Loan B

Facility overview	Term Loan B (USD)	Term Loan B (EUR)
Borrower	Hexion Inc. ("US Borrower")	Hexion International Coöperatief U.A. ("Dutch Borrower")
Guarantors	The direct parent of the US Borrower and certain material domestic subsidiaries of the US Borrower (the "US Loan Parties")	The US Loan Parties and material foreign subsidiaries of the Dutch Borrower
Amount	$600mm	~€540mm ($600mm USD equivalent)
Tenor	7 years	7 years
Security	1st priority lien on US TL Collateral (including 65% pledge of 1st tier foreign subsidiaries) 2nd priority lien on US ABL Collateral	1st priority lien on Foreign TL Collateral 2nd priority lien on Foreign ABL Collateral Same liens/priority on US assets as USD Term Loan B
Collateral allocation mechanism	Both tranches of the Term Loan B will be subject to a customary collateral allocation mechanism on terms to be agreed	
Call protection	101 soft call for 6 months	
Amortization	1.00% per annum (USD tranche only); bullet at maturity	
Use of proceeds	Refinance DIP RC/TLB and existing notes, finance the Plan, payment of fees and expenses related to emergence from bankruptcy and general corporate purposes	
Financial covenants	None	
Incremental	■ Free and clear basket: greater of 1.0x PF Adjusted EBITDA and $425mm ■ Ratio-based incremental: ■ 1st lien: Net First Lien Leverage Ratio ≤ 3.50x ■ Secured: Net Secured Leverage Ratio ≤ 4.00x ■ Unsecured: Either (i) FCCR ≥ 2.0x or (ii) Net Total Leverage Ratio ≤ 4.50x ■ 50bps MFN for 12 months	
Mandatory prepayments	Mandatory prepayments required from proceeds of: ■ 100% of net cash proceeds of non-ordinary course asset sale proceeds, with 15-month reinvestment rights, 50% if Net First Lien Leverage Ratio ≤ 2.5x and > 2.0x, 0% if ≤ 2.0x ■ 100% of debt issuance proceeds (other than permitted debt) ■ ECF sweep: 50% if Net First Lien Leverage Ratio > 2.5x, 25% if ≤ 2.5x and > 2.0x, 0% if ≤ 2.0x	
Negative covenants	Usual and customary for transactions of this type, including: ■ Limitations on indebtedness ■ Limitations on restricted payments and investments ■ Limitations on liens ■ Limitations on transaction with affiliates ■ Limitations on asset sales, mergers and consolidations and other fundamental changes	
Administrative Agent	J.P. Morgan Chase Bank, NA	

11

Hexion Simplified Organizational Structure



Management
Investors
Holding Company TBD
$350mm New ABL Revolver (1)
USD $600mm Term Loan
USD $450mm Senior Unsecured Notes
Hexion Inc.(2)
35%
Certain Domestic Subsidiaries
JVs and Foreign Minor Subsidiaries
NL Coop Holdings LLC (DE)
65%
EUR $600mm (USD-equivalent) Term Loan
Hexion International (3) Coöperatief U.A. ("CO-OP")
Certain Foreign Subsidiaries
US Borrower / Issuer
Dutch Borrower
US Parent Guarantor
Guarantor of US TL
Guarantor of EUR TL

Facility	ABL Facility	Term Loan B (USD)	Term Loan B (EUR)
Borrower	• Hexion Inc. and certain Canadian, U.K., Dutch and German subsidiaries	• US Borrower	• Dutch Borrower
Guarantors	• US Parent Guarantor • Wholly-owned US subsidiaries ("US Subsidiary Guarantors") • Certain material foreign subsidiaries	• US Parent Guarantor • US Subsidiary Guarantors	• Material foreign subsidiaries of Dutch Borrower (6) • US Parent Guarantor • US Borrower and US Subsidiary Guarantors

Collateral	• 1st priority lien on US and foreign ABL Collateral (4)
	• 2nd priority lien on TL Collateral (5)
		• 1st priority lien on US TL Collateral including 65% pledge of stock of first-tier foreign subsidiaries
		• 2nd priority lien on US ABL Collateral
			• 1st priority lien on Foreign TL Collateral
			• 2nd priority lien on Foreign ABL Collateral
			• Same liens on US assets as USD Term Loan
			  • 1st priority lien on US TL Collateral
			  • 2nd priority lien on US ABL Collateral

Collateral allocation	• ABL Facility will be subject to customary collateral allocation mechanism	Both tranches of the Term Loan B will be subject to a customary collateral allocation mechanism	

(1) ABL Borrowers: Hexion Inc., Hexion Canada Inc., Hexion B.V., Hexion UK Limited and Hexion GmbH
(2) Financial reporting entity
(3) $2.1bn Revenue and $189mm of EBITDA as of 12/31/18
(4) ABL Collateral consists of cash, accounts receivables, inventory, certain non-U.S. machinery and equipment and related proceeds
(5) TL Collateral consists of substantially all material, non-ABL assets including tangible and intangible property, intellectual property and equity interest in the borrowers, guarantors and certain subsidiaries; subject to certain exclusions
(6) Foreign jurisdictions include Canada, England and Wales, the Netherlands and Germany

12

Transaction Timeline June 2019 July 2019 S M T W T F S S M T W T F S 1 1 2 3 4 5 6 2 3 4 5 6 7 8 7 8 9 10 11 12 13 9 10 11 12 13 14 15 14 15 16 17 18 19 20 16 17 18 19 20 21 22 23 24 25 26 27 28 29 21 22 23 24 25 26 27 30 28 29 30 31 Transaction key date Bankruptcy key date Market holiday Week of: Key events June 10  Lender Meeting in London (6/10)  341 Hearing (“Creditor’s meeting”) (6/11)  Lender Meeting in NYC (6/12)  Rights Offering Subscriptions due (6/14) June 24  Plan Confirmation Order entered (6/24)  ABL / TLB commitments due (6/25)  Allocations communicated (6/26) July 1  Close and fund (7/1)  Emerge from bankruptcy (7/1)  Equity Rights Offering funds (7/1) 13

II. Key Credit Highlights

HEXION

Hexion Business Overview

Value-added global specialty chemical company with leading market positions across a broad range of diversified growing end markets

Key Statistics

HQ	Columbus, OH
Production Sites[1]	47
Employees[1]	~4,000
Patents[1]	>750
Global customer base[1]	~85 countries
Q1 2019 LTM Sales	$3,737mm
Q1 2019 LTM Segment EBITDA (margin)	$425mm (11.4%)

Overview

- Based in Columbus, OH, Hexion is the global leader in thermoset resins with leading positions representing ~80% of sales
  - Broad range of individual products to over 3,100 customers
  - Leading R&D platform supported by 20% of 2018 sales from new products
- Operates through two divisions:
  - Forest Products Division (FPD): global leader in supplying resins, adhesives, wax emulsions, and ancillary products to the forest products industry
  - Epoxy, Phenolic, and Coating Resins Division (EPCD): leading global producer of epoxy specialty resins, modifiers, and curing agents
- Global manufacturing and commercial footprint, combined with leading R&D and technology capabilities serving a blue chip customer base

Diversified End Markets

2018 Revenue of $3.8 Billion



Other 18%
Non-Residential Construction 16%
Residential Construction 10%
Wind Energy 10%
Industrial / Marine 10%
Furniture 8%
Repair and Remodel 7%
Automotive 7%
Oil and Gas 6%
Consumer / Durable Goods 3%
Electronics 3%
Architectural 2%

Source: Company Management
(1) As of 12/31/2018

15

Business Highlights Hexion benefits from leading market positions in a diversified value-added product portfolio serving growing end markets 1 Leading market position across key business segments Diversified product portfolio with broad exposure to attractive end-markets serving a blue- 2 chip customer base 3 Industry-leading R&D and technical service capabilities 4 Significant investment in manufacturing footprint serving growing global end markets 5 Appropriate capital structure with strong and stable free cash flow profile 6 Experienced management team with extensive chemical industry knowledge Source: Market Research, Company Management 16

1 Leading Market Positions Across Key Business Segments #1 #1 #2 Forest Product Resins Specialty Epoxy Resins Base Epoxy Resins #1 global supplier of merchant formaldehyde #1 global supplier of infusion resins and bonding #2 supplier of Liquid Epoxy Resins (LER) in and engineered wood adhesives to major pastes for wind turbine blades North America and Europe for use primarily in engineered wood producers coatings and construction applications #1 #1 #2 Versatic Acids™ & Derivatives Phenolic Specialty Resins Resin-Coated Proppants #1 global supplier of neodecanoic acid (NDA) #1 supplier of phenolic specialty resins and #2 global supplier of resin-coated proppants for and its derivatives VeoVa™ Vinyl Ester and engineered thermoset molding compounds in the oil and gas industry Cardura™ Glycidyl Ester for use in architectural North America and Europe for use in and automotive coatings automotive, aerospace and industrial applications 17

HEXION

1 Business Unit Overview

Global leader in FPD and EPCD with a diverse business mix and exposure to a broad range of growing end markets

	Forest Products Division		Epoxy, Phenolic & Coatings Resins Division				
	N.A. Formaldehyde	Wood Adhesives	BERI	EPS	Versatics	PSR	Oilfield
3/31 LTM[1] Financials	Revenue: $1,671mm EBITDA: $286mm Margin: 17%		$539mm $84mm 16%	$689mm $62mm 9%	$202mm $38mm 19%	$549mm $40mm 7%	$53mm ($16mm) n/m
Description	▪ Essential chemical precursor ▪ Produces formaldehyde for the merchant markets, as well as for internal uses	▪ Key ingredients for wood products ▪ Produces wood adhesives, used for binding ingredients in wood products	▪ Base Epoxy Resins & Intermediates ("BERI") is a leading producer of epoxy and epoxy intermediates	▪ Epoxy Specialty Resins ("EPS") is a leading supplier of specialty epoxy materials including bonding paste, infusion systems and waterborne coatings	▪ Global producer of specialty monomers that provide superior value in diverse coatings and construction formulations	▪ Leading global producer of Phenolic Specialty Resins ("PSR") and engineered thermoset molding compounds	▪ Leading producer of phenolic resin encapsulated sand for oilfield applications
Position	#1 global supplier of merchant formaldehyde	#1 supplier of wood adhesives to major engineered wood producers	#2 supplier of LER in North America and Europe	#1 global supplier of infusion resins and bonding pastes for blade manufacturers	#1 global supplier of neodecanoic acid (NDA) and its derivatives VeoVa™ Vinyl Ester and Cardura™ Glycidyl Ester	#1 supplier of phenolic specialty resins and engineered thermoset molding compounds in North America and Europe	New Product launch offers unique opportunity to improve strategic positioning in the Oil & Gas end markets
End Markets	Automotive Energy Consumer Goods Construction Agriculture	Furniture Construction/ Repair & Remodel	Automotive Construction	Wind Energy Waterborne Coatings	Architectural Coatings Automotive	Industrial	Oil & Gas
% of Total EBITDA[2]	58%		17%	12%	8%	8%	(3%)
Selected Compe-titors	Celanese Foremark	Arclin Georgia-Pacific	Huntsman Olin Kukdo Nan Ya Kumho Tyres	Huntsman Olin Kukdo Swancor Kangda	Shield	Georgia-Pacific Arclin SI Group Sumitomo	Covia US Silica Hi-Crush

Source: Company Management
(1) Excludes corporate overhead expenses
(2) Based on total Q1 2019 LTM Segment EBITDA of $425 million, excludes corporate overhead expenses, as well as EPCD administrative expenses

18

Diversified Product Portfolio with Broad Exposure 2 to Attractive End-Markets Serving a Blue-Chip Customer Base Hexion benefits from an exposure to growing end-markets Q1 2019 LTM Segment EBITDA by Business Segment1 End-Market Volume Growth (2016A – 2022 CAGR)2 Construction ~4% Phenolic Resins Oilfield (PSR) 3 (3%) LER ~3% 8% Versatics 4 BPA ~3% 8% Wind ~5% Specialty Epoxy Waterborne Coatings ~37% (EPS) 12% Industrial Production ~2% FPD Attributable to 58% regulatory-driven Automotive ~2% growth in China Base Epoxy Aerospace ~6% (BERI) 17% NA RCS Proppant ~(3%) ~(10%) ~0% ~10% ~20% ~30% ~40% Blue Chip Customer Base with Largest Customer Representing ~2.5% of Sales Source: IEA, EIA, Statista and IHS (1) Based on total Q1 2019 LTM Segment EBITDA of $425 million, excludes corporate overhead expenses and Oilfield segment (3%) (2) Shown for 2016A – 2022E CAGR except for NA RCS Proppant which is 2018E – 2022E (3) Liquid Epoxy Resins 19 (4) Bisphenol-A

2

Diversified Supplier Base with Significant Raw Material Pass-through

HEXION

Significant pass-through of raw material costs drives consistent margins

Top 10 Raw Material Spend (2018A)



Nonene 4%
Melamine 4%
Acetone 3%
Propylene 2%
Ethanolamine 4%
Phenol 32%
Caustic Soda 5%
Slack Wax 5%
Urea 15%
Methanol 26%

Top 10 raw material spend of $1,271mm (55% of total raw material expenses)

Commentary

- Majority of raw materials are commodity chemicals that can be multi-sourced and are readily available in the open market
- Robust supplier base comprised of globally-recognized brands with high quality products and premier customer services
- No single supplier with more than ~7% share of raw material spend
- Established long term relationships with major raw material suppliers
- As a result of pass-through mechanisms, margin over materials is more stable and predictable through all economic cycles

Top Ten Raw Material Suppliers (2018A)

Top Ten Suppliers	% Raw Material Spend	Relationship Tenure (yrs)
Supplier 1	6.8%	> 10
Supplier 2	6.7%	> 10
Supplier 3	4.8%	> 10
Supplier 4	3.1%	> 10
Supplier 5	2.7%	> 10
Supplier 6	2.5%	> 10
Supplier 7	2.4%	> 10
Supplier 8	2.1%	> 10
Supplier 9	1.6%	> 10
Supplier 10	1.3%	> 10
Top 10	34.0%	>10 years on avg.

Contractual Pass-Through of Raw Material Costs (% of Revenue)



30%
~50%
~90%
BERI
PSR
FPD

Source: Company Management

20

3 Industry-Leading R&D and Technical Service Capabilities

HEXION

Hexion's continued investments in R&D have resulted in a significant portion of revenue being derived from new products



R&D Capabilities

- 24 R&D sites with 360 R&D professionals
  - Key R&D innovation centers located strategically near global customers and in proximity to large end markets
  - R&D team engages in joint research and co-development of next generation products with customers
- More than 750 patented products and 1,100 trademarks

Revenue from New Products as % of Total Revenue[1]



22.6%
19.6%
17.5%
18.7%
19.9%
2014A
2015A
2016A
2017A
2018A

- Rolling five-year new product revenue has represented on average ~20% of total revenue between 2014 and 2018

Incremental Products in the Pipeline

Segment	Business unit		New product	Illustrative potential revenue contribution[2]
FPD		Construction	Modified wood for high-end siding and decking	
FPD		Agriculture	New slow-release fertilizer	
EPCD	EPS	Waterborne Coatings; Automotive Coatings	Waterborne expansion in China	
EPCD	EPS		Automotive composite parts that improve fuel efficiency	
EPCD	EPS		BPA-free can coatings	
EPCD	PSR	Industrial; Automotive	New FST technology properties for rigid foam market	
EPCD	PSR		Building materials of brick/stone/slate exterior	
	OILFIELD	Oil & Gas	PropShield additive for flowback control	
	OILFIELD		Voyager mobile proppant coater	

Source: Company Management
(1) Reflects rolling five-year new product revenue

21

4 Significant Investment in Manufacturing Footprint Serving Growing Global End Markets 47 total active production sites around the world, serving more than 3,100 customers in approximately 85 countries creating a strong global footprint Locations Revenue by Geography1 LATAM CAN 6% 10% APAC US  11% 44%                EUR      29%             EBITDA by Geography1   APAC LATAM 4% 5%     CAN   HQ  12%    EPCD US   EUR 57%  FPD 22%  JV  R&D Source: Company Management (1) Based on 2018A 22

5 Appropriate Capital Structure with Strong and Stable Free Cash Flow Profile Robust free cash flow profile supported by reduced leverage and efficient operations EBITDA Levered FCF1 EBITDA Margin $593 $262 $559 $245 $500 $528 $470 $225 $221 $440 13.1% 12.7% 12.4% $123 12.0% 12.1% 11.6% 2018A 2019E 2020E 2021E 2022E 2023E 2H 2019E 2020E 2021E 2022E 2023E Interest Coverage2 Net Debt / EBITDA 9.6x 3.5x 7.3x 2.8x 5.9x 2.2x 4.9x 4.9x 1.6x 1.0x 2H 2019E 2020E 2021E 2022E 2023E 2019E 2020E 2021E 2022E 2023E Source: Company Management (1) Cash available for voluntary debt prepayment (2) Includes illustrative voluntary repayments on the new debt excluding impact of any non‐call provisions or soft‐call premiums 23

6

Experienced Management Team

Experienced senior leadership team with an average of ~25 years of industry experience

Craig Rogerson
CEO



Hexion tenure: 1
Industry tenure: 39

Paul Barletta
EVP, Operations



Hexion tenure: 11
Industry tenure: 30+

Doug Johns
EVP & General Counsel



Hexion tenure: 9
Industry tenure: 25+

George Knight
EVP/CFO



Hexion tenure: 21
Industry tenure: 21

Mark Bidstrup
SVP & Treasurer



Hexion tenure: 17
Industry tenure: 17

John Auletto
EVP/HR



Hexion tenure: 17
Industry tenure: 20+

Matt Sokol
EVP / Chief Administrative Officer



Hexion tenure: 1
Industry tenure: 10+

Nathan Fisher
EVP, Procurement



Hexion tenure: 14
Industry tenure: 20+

24

III. Business Unit Highlights

1 Forest Products Division ("FPD")

Business Unit Overview

HEXION

Global leader in formaldehyde and wood adhesives

Overview

- Largest global merchant supplier of Formaldehyde and wood adhesives to major engineered wood producers
- Wood adhesives estimated to be 24% driven by new construction, 40% driven by repair and remodel
- Serves a variety of end markets including construction, chemicals, agriculture and oil and gas
- Vertically integrated regional manufacturing footprint supporting diversified, long tenured customer base – growing with customers and following industry trends
- Partner-of-choice in the North American formaldehyde market
  - ~40% of North American formaldehyde capacity by volume but ~60% of merchant sales volume

Selected Customers

BASF We create chemistry, covestro, Baker Hughes a GE company, Huntsman, Weyerhaeuser, LP, Boise Cascade, Georgia-Pacific, Arauco, Daiken

Selected Competitors

Arclin Performance Applied, Celanese, Foremark Performance Chemicals, Georgia-Pacific

Total Revenue By Geography & Industry



Geography Mix(1)
EMEA
12%
Asia Pacific
8%
Latin
America
13%
North
America
67%
Industry Mix(1)
Other
10%
Energy
8%
Agriculture
8%
New Home
Construction
20%
Furniture
19%
Other
Construction
35%

Industry Snapshot[1]



North American Growth Forecast by End Market '17 – '22
~7%
~(1%)
~2%
~1%
~2%
~2%
Single Family New Construction
Multi-Family New Construction
Residential R&R
Commercial
Industrial Production
Other

Source: IEA and L.E.K Consulting LLC.(Industry Snapshot)
(1) Based on LTM period ending September 30, 2018

26

1 Forest Products Division (“FPD”) Integrated Supply Chain Provides Customers with Innovative Solutions Raw Materials FPD Customers Forest Products Methanol Formaldehyde Merchant Formaldehyde MEA and Derivatives Construction Urea Amino Resins MF Resins Melamine Phenolic Chemicals Phenol Resins Slack Wax Wax Emulsion Agriculture End Products Chemicals Intermediates Formaldehyde Oil and Gas End Products Wood Adhesives End Products 27

2

Base Epoxy Resins and Intermediates ("BERI")

Business Unit Overview

HEXION

Positive demand outlook along with limited capacity increases strengthen BERI's short-term positioning

Overview

- One of the world's largest suppliers of basic epoxy resins, such as solid epoxy resin and liquid epoxy resin. These base epoxies are used in a wide variety of industrial coatings applications
- Major producer of bisphenol-A and epichlorohydrin
  - These are key precursors in the downstream manufacture of basic epoxy resins and epoxy specialty resins
- The Company internally consumes the majority of its BPA, and all of its ECH, which ensures a consistent supply of its required intermediate materials

Total Revenue By Geography & Product

Geography Mix[1]



Asia Pacific
1%
Americas
52%
EMEA
47%

Product Mix[1]



Commodity Solutions
6%
Others
2%
Liquid BisF
5%
Solids
8%
BPA
29%
Liquid Resins
50%

Selected Customers

PPG, Valspar, SABIC, Trinseo, Sika, AkzoNobel, Huntsman, BASF The Chemical Company, RPM

Selected Competitors

Huntsman, Olin, Kukdo Chemical Co., Ltd., Nan Ya, Kumho Tyres

Industry Snapshot

End Market Global Demand by Product (2016A – 2022E CAGR)[2]



~2.9%
~3.4%
~3.4%
Epichlorohydrin
Bisphenol A
Liquid Epoxy Resins

(1) Based on LTM period ending March 31, 2018
(2) Based on December-2017 Roland Berger report

28

2 Base Epoxy Resins and Intermediates (“BERI”) Integrated EPCD Operations Provides Customers with Unique Advantages Upstream End Markets Specialty Materials . Architectural coatings VA&D . Construction and civil engineering Wellhead . Wind energy Versatic™ Acid Versatic™ Acid . Oil Derivatives . Marine, aerospace and automotive . Gas . Chemical intermediates BERI EPS Specialty Epichlorohydrin Epoxy Materials Basic Customer Applications Chemicals Refinery Liquid & Solid Epoxy Resins . Paints & coatings . Olefins . Composites . Chlor-alkali . Adhesives and sealants . Aromatics Bisphenol A/F . Intermediates for various chemical applications Hexion offers integrated manufacturing assets, supply chain, R&D and organizational support Source: Management materials 29

3

Epoxy Specialty Resins ("EPS")

Business Unit Overview

HEXION

Unique specialty chemicals and formulations platform levered to advancing robust secular trends

Overview

- EPS provides high quality products that meet stringent environmental qualifications
  - The leading provider of infusion resins and bonding pastes for wind turbine blade manufacturers globally
  - The leading provider of waterborne epoxy coatings used for protection from corrosion
  - Prominent provider of blends and resins used for lightweight materials and composites used in automobiles and aircraft
- Backward integration into BERI provides cost and quality advantage versus exposure to the commodity markets
- Patents / complex manufacturing processes provide significant hurdles for entrants

Selected Customers

Wind Energy: AEOLON, aeris, 中国国电 CHINA GUODIAN, tpi

Coatings: AkzoNobel, KCC, SHERWIN-WILLIAMS

Composites: Audi, BMW, BOEING

Selected Competitors

HUNTSMAN, Olin, KUKDO CHEMICAL CO., LTD., Swancor, 康达木业 KANGDA

Total Revenue By Geography & Industry

Geography Mix[1]



Americas
28%
Asia Pacific
43%
EMEA
29%

Industry Mix[1]



Other
12%
Wind
Energy
50%
Composites
7%
Waterborne
Coatings
9%
Coatings
22%

Industry Snapshot

End Market Global Demand by Product (2016A – 2022E CAGR)[2]



~5%
~6%
~19%
~22-37%
Wind
Aerospace
Automotive Composites
Waterborne Coatings

(1) Based on LTM period ending March 31, 2018
(2) Based on December-2017 Roland Berger report

30

4

Versatics

Business Unit Overview

Superior Versatic™ Acid & Derivatives offerings to architectural, industrial and automotive industries

Overview

- Global producer of specialty monomers that provide superior value in diverse coatings and construction formulations
- Versatic Acid
  - Synthetic tertiary acid with highly branched structure providing diverse formulation properties
  - Imparts unique chemical properties in a cost-effective way to a wide variety of applications
- VeoVa Ester
  - Vinyl ester of Versatic™ Acid primarily used for decorative paints and mortar admixtures
  - Enhances decorative paints' aesthetics and durability and improves performance of RDP end uses
- Cardura Ester
  - Primarily used in acrylic polyols and polyester polyols to make resins for high performance automotive and industrial coatings

Selected Customers

Versatic™ Acid	VeoVa™ Ester	Cardura™ Ester
BASF, DIC, ISO Chemie	AkzoNobel, Archroma, Arkema, Celanese	Axalta, Allnex, Nuplex

Selected Competitors

Shield 四友

Total Revenue By Geography & Product

Geography Mix[1]


Americas
21%
EMEA
49%
Asia Pacific
30%

Product Mix[1]


Versatic Acid
23%
VeoVa Ester
46%
Cardura Ester
31%

Industry Snapshot

End-Market Global Demand by Product (2016A – 2022E CAGR)[2]


~3%
~4%
~2-3%
~3%
Decorative Coatings
Construction Adhesives
Automotive Coatings
Industrial Coatings

(1) Based on LTM period ending March 31, 2018
(2) Growth rates based on December-2017 Roland Berger report.

31

5

Phenolic Specialty Resins (“PSR”)

Business Unit Overview

HEXION

With its leading position and broad capabilities, PSR is the only player that can produce products for all key end-markets in all geographies

Overview

- Producer of phenolic specialty resins and engineered thermoset molding compounds
  - Serves construction, industrial, auto & transportation and chemical end uses in North America, EMEA and Asia Pacific
  - Products used to provide binding qualities in applications that require heat, chemical and strength resistance
- #1 in North America and Europe with globally recognizable brands and trademarks, including Bakelite®, known for technology, quality and service
- PSR assets benefit from:
  - Growth in new home construction, automotive builds and growing global construction end uses
  - Emission regulations, alternative propulsion and light-weighting of vehicles propelling phenolic ETS usage

Selected Customers

ASK Chemicals, Huntsman, CTA Acoustics, Inc., Pirelli, Federal Mogul, Ahlstrom, Bosch, Solvay

Selected Competitors

Georgia-Pacific, Arclin, SI Group, Sumitomo

Total Revenue By Geography & Industry

Geography Mix[1]



Americas 16%
Asia Pacific 4%
EMEA 80%

Industry Mix[1]



Chemical Intermediates & Specialties 5%
Auto & Transport 22%
Industrial 43%
Construction 30%

Industry Snapshot

Global Demand by Product 2018 – 2022 CAGR



~2%
~4%
~2%
Automotive
Construction
Industrial Production

Source: EIA, Statista
(1) Based on 2018 revenue

32

HEXION

6

Oilfield

Business Unit Overview

Hexion is a key innovator and leader in the oilfield services chemical market

Overview

- Leading producer of phenolic resin encapsulated sand for oilfield applications
- Historically has been a very high growth and highly profitable segment
- Recent decline in global oil prices has driven E&P's to uncoated sand
- Proven NPD pipeline supports future growth
  - PropShield™, launched in August 2018, provides customers with a cost-effective way to treat proppant flowback, a significant source of cost due to downtime and equipment repair
  - Voyager℠, a resin coating service, enables strategic and efficient placement near transload sites and sand mines

Total Revenue By Geography



Americas, 100%

Selected Customers

CALFRAC HALLIBURTON Schlumberger TRICAN

Selected Competitors

COVIA US SILICA HI CRUSH PROPPANTS BLACK MOUNTAIN SAND

Industry Snapshot

Global Demand by Product 2018 - 2022



~5%
~(3%)
~(7%)
NA Sand Proppant
NA RCS Proppant
NA Ceramic Proppant

Source: IHS

33

IV. Financial Overview

HEXION

Historical Financial Summary

Revenue ($mm)[1]



Forest Products Division
Epoxy, Phenolic and Coatings Resins Division
$4,698
2,662
2,036
2008
$3,047
1,860
1,187
2009
$4,122
2,530
1,593
2010
$4,671
2,904
1,766
2011
$4,286
2,567
1,718
2012
$4,388
2,640
1,748
2013
$4,637
2,796
1,842
2014
$3,753
2,220
1,533
2015
$3,236
1,908
1,328
2016
$3,574
2,051
1,522
2017
$3,797
2,115
1,682
2018
$3,737
2,066
1,671
LTM Q1'19

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	LTM Q1'19
Growth		(35%)	35%	13%	(8%)	2%	6.0%	(19%)	(14%)	11%	6%	2%[2]

- Oil price decline in 2014-2015 resulted in contractually-driven price declines and in weaker Oilfield volumes in 2014-2016
- Formaldehyde revenues have grown in subsequent years driven by end-market growth and raw material pass-through
- Recent volume expansion driven by strong economic growth in key N.A. end markets, continued recovery in the US housing market and improved industry conditions in Latin America

Segment EBITDA ($mm)[1]



Forest Products Division
Epoxy, Phenolic and Coatings Resins Division
Corporate and other
$409
280
202
(73)
2008
$321
270
114
(63)
2009
$539
434
181
(76)
2010
$561
441
182
(63)
2011
$441
295
203
(57)
2012
$383
221
232
(70)
2013
$414
244
252
(83)
2014
$414
258
229
(74)
2015
$398
228
236
(65)
2016
$361
175
253
(66)
2017
$440
226
285
(71)
2018
$425
208
286
(69)
LTM Q1'19

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	LTM Q1'19
% Growth		(22)%	68%	4%	(21%)	(13%)	8%	0%	(4%)	(10%)	22%	8%[2]
% Margin	8.7%	10.5%	13.1%	12.0%	10.3%	8.7%	8.9%	11.0%	12.3%	10.1%	11.6%	11.4%

- 2015 to 2017 EBITDA declined 13% due to softness in China wind energy markets that weighed on EPCD, but has recently improved due to stronger end market demand
- 2018 increased 21% YoY reflecting cost reduction actions and higher margins primarily in base epoxy resins and phenolic specialty resins, as well as improvement in global forest products businesses

Source: Company Management
(1) Financials pro forma for divested business units
(2) Growth comparing Q1 '19 LTM to Q1 '18 LTM

35

Performance Summary: Q1 ’19 vs. Prior Year

HEXION

($mm)

YoY Performance



Revenue
EBITDA
Margin
FPD
$406
(2.8%)
$395
16.5%
17.2%
$67
1.1%
$68
Q1 2018
Q1 2019
EPCD
$540
(9.0%)
$491
13.0%
10.6%
$70
(25.9%)
$52
Q1 2018
Q1 2019
Total[1]
$946
(6.4%)
$886
12.5%
11.6%
$118
(12.8%)
$103
Q1 2018
Q1 2019

Commentary

FPD

- FPD revenue decline reflected primarily foreign currency translation and slightly lower volume offset by positive pricing
- FPD EBITDA increased slightly YoY due to strength in the global formaldehyde business, partially offset by the timing of North American housing starts impacting the North American Resins business
  - Global formaldehyde volumes increased ~ 8% YoY with strength in both North America and Latin America regions

EPCD

- EPCD revenue reflected lower volumes primarily due to oilfield business and foreign currency translation
- EPCD EBITDA declines were driven by a weakening BPA market due to sluggish automotive and polycarbonate demand, which pressured BERI epoxy margins, as well as continued resin-coated sand pricing pressures in Oilfield, partially offset by strength in specialty epoxy resins (China wind energy and waterborne coatings)
  - Positive outlook for Chinese wind energy industry in 2019, benefiting from a further declining idle rate and strong growth in offshore, supporting specialty epoxy growth in FY‘19
  - BERI Q1 volumes flat YoY despite shipment delays related to the network security incident; BERI Q1’19 EBITDA is in line with expectations and remains healthy at 16% margins but trails prior year results as margins peaked in Q1 of 2018 due to tightening of supply / demand in Q4 of 2017; pricing stable vs. expectations, and base epoxy pricing initiatives have been announced for Q2’19 in NA and EU
  - Liquid epoxy resin (LER) supply / demand dynamics expected to remain favorable for the foreseeable future

Q1 2019 performance was in line with expectations

Source: Company Management

(1) Total includes corporate admin costs

36

Q1 2019 LTM – 2019E EBITDA Bridge Q1 2019 LTM – 2019E EBITDA Bridge ($ in millions) $17 ($9) ($7) $11 $470 $16 $14 ($20) $23 . $7mm carried over from actions taken in prior year $425 . $10mm will be realized in 2H’19 from streamline of organizational structure Consists of organic growth from: . Formaldehyde . International wood adhesives . Specialty phenolics Q1 LTM Organic BERI End EPS Wind / EPS New Other New Structural Cost Cost Inflation FX 2019E Segment Growth Market Versatics Products Products Reductions Segment EBITDA Softness Share EBITDA Recovery Source: Company Management Notes: Segment EBITDA shown pro forma for divested business units 37

Long-term Business Plan – Consolidated Financials Key Assumptions Revenue by Segment . Long-term volume growth assumptions by business unit – Third-party research reports on end markets FPD EPCD – Driven by Management’s assessment of end market demand $4,395 $4,531 $4,130 $4,263 and competitive dynamics $3,912 . Raw materials prices, increased at 1% per annum $2,505 $2,592 $2,682 . Margin over Materials (MoM) per ton for most business units is $2,311 $2,417 assumed to be flat . Fixed manufacturing overhead assumed to increase annually between 1% - 2% after productivity gains $1,601 $1,714 $1,758 $1,803 $1,849 . SG&A costs assumed to increase at 1% - 2% annually . Capital expenditures projected to remain at levels consistent with 2019E 2020E 2021E 2022E 2023E historical normalized levels Growth 3.0% 5.6% 3.2% 3.1% 3.1% – Average maintenance capital expenditures and EHS spend of $65-$85mm EBITDA by Segment Capex FPD EPCD Admin $593 $120 $120 $528 $559 $110 $110 $470 $500 $99 $307 $331 $248 $266 $287 $296 $312 $321 $334 $346 ($74) ($78) ($80) ($81) ($83) 2019E 2020E 2021E 2022E 2023E 2019E 2020E 2021E 2022E 2023E Margin 12.0% 12.1% 12.4% 12.7% 13.1% % of Rev 2.5% 2.7% 2.6% 2.7% 2.6% Growth 6.7% 6.5% 5.5% 5.9% 6.1% Source: Company Management 38

Pro Forma Liquidity Below reflects the illustrative pro forma levered free cash flow and liquidity Pro Forma Levered Free Cash Flow and Liquidity For the Fiscal Year ended Dec 31, Illustrative Levered Free Cash Flow 2H 2019E 2020E 2021E 2022E 2023E Segment EBITDA $253 $500 $528 $559 $593 (-) Capex (60) (110) (110) (120) (120) (-) Change in NTC 26 34 (7) (11) (9) (-) Cash Taxes1 (22) (46) (51) (58) (91) (-) Interest & Fees (52) (103) (89) (76) (62) (-) Restructuring (9) (7) (5) (5) (5) (-) Pension (13) (10) (10) (10) (10) (-) Retention & ICP 14 (10) (10) (10) (10) (-) Other2 (4) (8) (8) (8) (8) (-) Debt Mandatory Amort. / Repayments3 (10) (17) (17) (17) (17) Levered Free Cash Flow $123 $225 $221 $245 $262 Memo: Total Debt $1,826 $1,650 $1,412 $1,151 $873 (-) Total Cash (184) (250) (250) (250) (250) Total Net Debt $1,642 $1,400 $1,163 $902 $623 Total LTM EBITDA $470 $500 $528 $559 $593 LTM Leverage Ratio 3.9x 3.3x 2.7x 2.1x 1.5x LTM Net Leverage 3.5x 2.8x 2.2x 1.6x 1.0x LTM Interest Coverage 4.9x 4.9x 5.9x 7.3x 9.6x Pro Forma Liquidity Cash Balance4 $184 $250 $250 $250 $250 (-) Restricted Cash (15) (15) (15) (15) (15) Available Cash Balance $169 $235 $235 $235 $235 ABL Revolver Commitment $350 $350 $350 $350 $350 (-) Drawn Amount — — — — — (-) Letters of Credit (50) (50) (50) (50) (50) Total ABL Availability $300 $300 $300 $300 $300 Total Liquidity $469 $535 $535 $535 $535 Source: Company Management (1) Bruno's structure assumes valuation / tax basis based on market value of debt as of 5/24/19; structure involves upfront cash payment in 2H 2019, subject to change based on post-petition valuation (2) Other includes Legacy Environmental & Legal Costs, Business Optimization Costs, Changes in Other Assets & Liabilities and Other Costs (3) Includes 1% amortization on $600mm USD tranche of new term loan and foreign debt repayments 39 (4) Includes illustrative voluntary repayments on the new debt excluding impact of any non‐call provisions or soft‐call premiums

V. Appendix

HEXION

Restructuring Support Agreement ("RSA") Summary

On April 1st, the Company executed an RSA which has the support of ~90% of creditors across the capital structure

Term	Summary
Primary Equity Splits[1]	▪ 1L Noteholders: 72.5% ▪ 1.5L, 2L & Borden Noteholders: 27.5%, shared ratably based on claim amounts
Cash / Leverage	▪ $1,383 million net payment due at close to the 1L Noteholders[2] ▪ $1,775 million of total pro forma net debt at emergence (implied exit net leverage of 3.8x[3], inclusive of leases and foreign debt
Equity Rights Offering	▪ $300 million rights offering at a 35% discount to plan equity value[4] (the "Equity Rights Offering") ▪ Fully backstopped by the ad hoc creditor groups ▪ Allocated on same basis as primary equity (72.5% to 1L claims and 27.5% to the 1.5Ls, 2Ls and Bordens)
Treatment of Unsecured Creditors	▪ Payment in full
Management Incentive Plan	▪ Up to 10% of the fully diluted equity, allocated by the new board of directors (the "MIP")

Note: RSA also includes customary and standard mutual releases; general unsecured creditors will be paid in full; holders of the Debtors' existing common equity will receive no recovery
(1) Subject to dilution from the Equity Rights Offering and the MIP
(2) Represents $1,450mm payment less $67mm of adequate protection payments already paid in April 2019
(3) 2019E EBITDA of $470 million
(4) Plan equity value of $1,330 million based on a $3,100 million plan enterprise value

41

Segment EBITDA Reconciliation

Segment EBITDA reconciliation

1 Primarily related to Oilfield business that has been written down
2 Losses on intercompany transactions, including intercompany dividends
3 Adjustments to reflect differences in actuarial pension assumptions versus actual results (mark to market)
4 Non-cash write offs of machinery
5 Includes gain on open market purchases of debt (write off of unamortized debt issuance costs) and write-off of old receivable related to plant service contract
6 Related to sale of the HAI and Dispersions business in 2016 and the ATG business in January 2018
7 Costs associated primarily with headcount reductions (e.g. severance) and facilities closures. Included in 2016 and 2017 is $29mm and $3mm of Norco related closing costs, respectively
8 Includes certain professional fees related to strategic projects (M&A and financial restructuring)
9 Multi-year retention program that expires in July 2020
10 Cost associated with IT business optimization
11 Outside consultants for work on non-recurring projects
12 Apollo fee of $3mm and management fee from Hexion Holdings LLC of $500k
13 Withholding tax associated with one-time intercompany tax structuring in Brazil
14 Items that arise from non-operating business held in the past
15 Items related to the commissioning of new plants and products
16 Recovery costs due to cyber security event in March 2019
17 Smaller items including financing costs, generally non-recurring

	($mm)	2016	2017	2018	LTM Q1'19
	Net loss	($38)	($234)	($163)	($201)
	Income tax expense (benefit)	38	18	40	39
	Interest expense, net	310	329	365	362
	Depreciation and amortization	131	115	113	109
	Accelerated depreciation	129	14	4	4
	EBITDA	$570	$242	$359	$313
Non-cash	1 Asset impairments	--	13	32	7
Non-cash	2 Realized and unrealized foreign currency losses (gains)	(11)	3	27	21
Non-cash	3 Unrealized (gains) losses on pension and OPEB plan liabilities	34	(4)	(13)	(13)
Non-cash	4 Asset write-off	6	--	3	4
Non-cash	5 Other non-cash	(44)	4	1	1
Non-recurring (one time)	6 Gain on dispositions	(240)	--	(44)	--
Non-recurring (one time)	7 Business realignment costs	55	52	29	24
Non-recurring (one time)	8 Transaction costs	17	8	13	33
Non-recurring (one time)	9 Employee long term retention program	20	16	8	7
Non-recurring (one time)	10 One time IT improvements	6	7	6	5
Non-recurring (one time)	11 Outside consultants	8	8	5	5
Non-recurring (one time)	12 Apollo management fee	3	4	4	4
Non-recurring (one time)	13 Brazil withholding tax	--	--	3	3
Non-recurring (one time)	14 Legacy legal items	3	4	3	4
Non-recurring (one time)	15 Commissioning	4	2	3	2
Non-recurring (one time)	16 IT Outage	--	--	--	4
Non-recurring (one time)	17 Other	2	6	1	2
	Total adjustments	($137)	$123	$81	$112
	Segment EBITDA	$433	$365	$440	$425

42

Glossary of Terms

TERM	ABBREV.	TERM	ABBREV.
Base Epoxy Resins and Intermediates	BERI	Liquid Epoxy Resins	LER
Bisphenol A	BPA	Margin Over Materials	MOM
Bisphenol F	BPF	Medium-Density Fiberboard	MDF
Coating, Civil Engineering, Adhesives and Distributors	CCAD	Melamine Formaldehyde Resins	MF
Coatings, Adhesives, Sealants and Elastomers	CASE	Methylene Diphenyl Disocyanate	MDI
Combined-Cycle Gas Turbines	CCGT	Neodecanic Acid	NDA
Concentrated Solar Power	CSP	Oriented Strand Board	OSB
Engineered Thermosets	ETS	Original Equipment Manufacturers	OEM
Environmental, Health and Safety	EHS	Performance Adhesives	PA
Epichlorohydrin	ECH	Phenolic Specialty Resins	PSR
Epoxy Specialty Resins	EPS	Plywood	PW
European Phenolic Resins Association	EPRA	Polycarbonate	PC
Fire, Smoke and Toxicity	FST	Redispersible Powders	RDP
Forest Products Division	FPD	Slow Release Nitrogen	SRN
Formaldehyde	HCHO	Versatic Acid and Derivatives	VA&D
Gas Turbine	GT	Volatile Organic Compound	VOC
Laminate and Derivatives	LMD	Waterborne	WB
Levelized Cost of Energy	LCOE		

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